             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                ____________________________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(D) OF THE

               SECURITIES EXCHANGE ACT OF 1934



            AMERICAN POWER CONVERSION CORPORATION
    (Exact name of registration as specified in charter)



 Date of Report(Date of earliest event reported):  August 4, 1995


   Massachusetts          1-12432            04-2722013
  (State or other       (Commission         (IRS Employer
  jurisdiction of      File Number)      Identification No.)
  incorporation)


     132 Fairgrounds Road, West Kingston, Rhode Island 02892
     (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code  401-789-5735


                      Not Applicable
    (Former name or former address, if changed since last report.)

Item 5.  Other Events.

     On August 4, 1995, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Report on Form 8-K.


Item 7.  Financial Statements and Exhibits.

         Exhibit No.                     Exhibit
         -----------                     -------
                              Press release of the Company
            99.1              dated August 4, 1995.

                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              AMERICAN POWER CONVERSION
                              CORPORATION


Dated:  August 21, 1995       By:  /s/ Rodger B. Dowdell, Jr.
                                  ----------------------------
                                   Rodger B. Dowdell, Jr., President